EXHIBIT 10.21

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO ADVANCED AESTHETICS, INC. QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                 PROMISSORY NOTE

                                                                  March 31, 2004

$10,000,000

         FOR VALUE RECEIVED, the undersigned, Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("ANUSHKA PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("ANUSHKA Boca"), Wild Hare Acquisition Sub, LLC, a Delaware limited liability company ("WILD HARE ACQUISITION"), DiSchino Corporation, a Florida corporation ("DISCHINO"), and Advanced K, LLC, a Delaware limited liability company ("ADVANCED K, LLC" and each of Advanced K, LLC, Anushka PBG, Anushka Boca, Wild Hare Acquisition and DiSchino being herein called a "CO-BORROWER"), Technology Investment Capital ADVANCED AESTHETICS, INC., a Delaware limited liability company (each a "MAKER"), jointly and severally promise to pay to the order of Technology Investment Capital Corp., a Maryland corporation (the "HOLDER"), having an address at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830, or its assigns, the principal sum of ten million dollars ($10,000,000), together with interest on the unpaid principal balance of this Note outstanding at the rates, on the dates and in the manner specified by the Note and Warrant Purchase Agreement, dated as of March 31, 2004, by and between the Maker, and the Purchasers specified therein (as modified, supplemented or amended from time to time, the "Note and Warrant Purchase Agreement"). The Makers jointly and severally agree to pay all premiums in connection with certain prepayments of the principal of this Note under such circumstances, at such times and in such amount as are set forth in the Note and Warrant Purchase Agreement.

         This Note is subject to and governed by the terms of the Note and Warrant Purchase Agreement. Any capitalized terms used herein but not defined shall have the meaning ascribed to the them in the Note and Warrant Purchase Agreement.

         The obligations of the Makers under this Note are joint and several and are secured as set forth in the Security Agreement.

         No delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

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         None of the terms or provisions of this Note may be excluded,  modified or amended except by a written instrument duly executed by the Holder and the Makers expressly referring to this Note and setting forth the provision so excluded, modified or amended.

         Each Maker hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         EACH MAKER PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. EACH MAKER HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

         This Note shall be governed by and construed under the law of the State of New York, without giving effect to the conflicts of law principles thereof. This Note shall be binding upon the successors or assigns of each Maker and shall inure to the benefit of the successors and assigns of the Holder.

                                      ANUSHKA PBG ACQUISITION SUB, LLC


                                      By:       /s/ Andrew D. Lipman
                                           -------------------------------------
                                      Name: Andrew D. Lipman
                                      Title: Vice President

                                      ANUSHKA BOCA ACQUISITION SUB, LLC


                                      By:       /s/ Andrew D. Lipman
                                           -------------------------------------
                                      Name: Andrew D. Lipman
                                      Title: Vice President

                                      WILD HARE ACQUISITION SUB, LLC


                                      By:       /s/ Andrew D. Lipman
                                           -------------------------------------
                                      Name: Andrew D. Lipman
                                      Title: Vice President

                                      DISCHINO CORPORATION


                                      By:       /s/ Andrew D. Lipman
                                           -------------------------------------
                                      Name: Andrew D. Lipman
                                      Title: Vice President

                                      ADVANCED K, LLC


                                      By:       /s/ Andrew D. Lipman
                                           -------------------------------------
                                      Name: Andrew D. Lipman
                                      Title: Vice President

                                       -3-